Proxy Shareholder Meeting Results-Lifecycle Long Range Investment Class

1. To approve a new investment advisory agreement (each a 'New Advisory Agreement' and collectively, the 'New Advisory Agreements') between the Fund's corresponding Portfolio and Deutsche Asset Management, Inc. ('DeAM, Inc.').

        Affirmative                      Against                       Abstain

         28,903,925                       48,666                        1,259

2. To approve a new investment sub-advisory agreement (each a 'New Sub-Advisory Agreement' and collectively, the 'New Sub-Advisory Agreements') between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.

        Affirmative                    Against                        Abstain

        28,903,925                      48,666                         1,259

3. Approval of an Agreement and Plan of Reorganization between BT Investment Funds, on behalf of Scudder Lifecycle Long Range Fund - Investment, and BT Pyramid Mutual Funds, on behalf of Scudder Asset Management - Premier.

        Affirmative          Against          Abstain       Broker Non-Votes

         5,292,409            47,025             -            592,650.00

Proxy Shareholder Meeting Results-Lifecycle Short Range Investment Class

1. To approve a new investment advisory agreement (each a 'New Advisory Agreement' and collectively, the 'New Advisory Agreements') between the Fund's corresponding Portfolio and Deutsche Asset Management, Inc. ('DeAM, Inc.').

        Affirmative                      Against                      Abstain
         1,375,515                        1,507                        2,885

2. To approve a new investment sub-advisory agreement (each a 'New Sub-Advisory Agreement' and collectively, the 'New Sub-Advisory Agreements') between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.

        Affirmative                      Against                      Abstain
         1,375,515                        1,507                        2,885

Proxy Shareholder Meeting Results-Lifecycle Mid Range Investment Class

1. To approve a new investment advisory agreement (each a 'New Advisory Agreement and collectively, the 'New Advisory Agreements') between the Fund's corresponding Portfolio and Deutsche Asset Management, Inc. ('DeAM, Inc.').

          Affirmative                     Against                       Abstain
           3,969,595                       7,927                         1,866

2. To approve a new investment sub-advisory agreement (each a 'New Sub-Advisory Agreement' and collectively, the 'New Sub-Advisory Agreements') between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.

        Affirmative                       Against                       Abstain
         3,969,595                         7,927                         1,866


REPORT NUMBER:    R05164                              DTG TOP SHAREOWNERS                                           PAGE:          1
SOURCE PROGRAM:   B04824               HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES               SUPER SHEET DATE: 05/01/2003
JOB:              DGZMU024                            CONFIRM DATE: 03/31/2003                              CURRENT DATE: 05/02/2003
JOB NUMBER:       J34140                                                                                            TIME:  11:22:45

FUND CODE/NAME:       814/SCUDDER LIFECYCLE SHORT RANGE FUND-INV
                                                                                                      SOCIAL  ACCOUNT SHARE BALANCE
      ACCOUNT NUMBER   REGISTRATION                             TAX ID NUMBER    DEALER/DLR BRANCH     CODE   PERCENT OF TOTAL SHRS

             19176-0   CHARLES SCHWAB & CO                       ###-##-####        5323/CSRETSERV     090            522,617.4860
                       OMNIBUS ACCOUNT REINVEST
                       ATTN: MUTUAL FUND ACCT MGMT TEAM                                                               30.14 %
                       101 MONTGOMERY STREET
                       333-8
                       SAN FRANCISCO CA 94104


                                    TOTAL NUMBER OF ACCOUNTS FOR FUND           :                         277
                                    TOTAL NUMBER OF SHARES FOR FUND             :              1,734,203.9960





REPORT NUMBER:    R05164                              DTG TOP SHAREOWNERS                                           PAGE:          1
SOURCE PROGRAM:   B04824                 HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES             SUPER SHEET DATE: 05/01/2003
JOB:              DGZMU024                            CONFIRM DATE: 03/31/2003                              CURRENT DATE: 05/02/2003
OB NUMBER:        J34140                                                                                            TIME:   11:22:45

FUND CODE/NAME:       813/SCUDDER LIFECYCLE MID RANGE FUND-INV

                                                                                                     SOCIAL   ACCOUNT SHARE BALANCE
ACCOUNT NUMBER           REGISTRATION                          TAX ID NUMBER    DEALER/DLR BRANCH    CODE     PERCENT OF TOTAL SHRS

19176-0                  CHARLES SCHWAB & CO                     ###-##-####       5323/CSRETSERV      090           3,698,540.0340
                         OMNIBUS ACCOUNT REINVEST
                         ATTN: MUTUAL FUND ACCT MGMT TEAM                                                             62.69 %
                         101 MONTGOMERY STREET
                         333-8
                         SAN FRANCISCO CA 94104


                        TOTAL NUMBER OF ACCOUNTS FOR FUND              :                                 244
                        TOTAL NUMBER OF SHARES FOR FUND                :                      5,900,023.2000







REPORT NUMBER:    R05164                             DTG TOP SHAREOWNERS                                            PAGE:          1
SOURCE PROGRAM:   B04824                HOLDING 25% OR GREATER OF TOTAL OUTSTANDING SHARES              SUPER SHEET DATE: 05/01/2003
JOB:              DGZMU024                           CONFIRM DATE: 03/31/2003                               CURRENT DATE: 05/02/2003
JOB NUMBER:       J34140                                                                                            TIME:   11:22:45

FUND CODE/NAME:     812/SCUDDER LIFECYCLE LONG RANGE FUND-INV
                                                                                                    SOCIAL    ACCOUNT SHARE BALANCE
      ACCOUNT NUMBER  REGISTRATION                             TAX ID NUMBER   DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

          47610038-5  STATE STREET                              ###-##-####       4182/999            728          2,244,548.1100
                      CORPORATION AS TRUSTEE FOR
                      WESTINGHOUSE SAVANNAH RIVER/BECHTEL                                                           40.00 %
                      SAVANNAH RIVER INC SAVINGS AND
                      INVESTMENT PLAN
                      34 EXCHANGE PL MS 3064
                      JERSEY CITY NJ 07302-3885

             19176-0  CHARLES SCHWAS & CO/SCHWAS                ###-##-####       5323/CSRETSERV      090          1,756,104.5470
                      OMNIBUS ACCOUNT REINVEST
                      ATTN: MUTUAL FUND ACCT MGMT TEAM                                                              31.30 %
                      101 MONTGOMERY STREET
                      333-8
                      SAN FRANCISCO CA 94104


                                    TOTAL NUMBER OF ACCOUNTS FOR FUND           :                        311

                                    TOTAL NUMBER OF SHARES FOR FUND             :             5,611,361.4000